UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 1, 2013

(Date of earliest reported)

Multiband Corporation

(Exact name of registrant as specified in its chapter)

Commission File Number: 13529

Minnesota	41-1255001
(State or other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

5605 Green Circle Drive, Minnetonka, MN 55343

(Address of principal executive offices, including zip code)

(763) 504-3000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 1, 2013, the Company released the attached press release related to its financial results for the year ended December 31, 2012.

Item 7.01 Regulation FD

On April 1, 2013, the Company received a commitment letter from Fifth Third Bank for its portion of an amended, syndicated credit facility totaling $55 million, subject to certain terms and conditions as stated in the letter.  The new facility will amend the $30 million dollar loan facility already provided to the Company by Fifth Third Bank in March 2013.  The Company intends to accept this commitment letter in the near future and secure the additional funding, subject to the aforementioned terms and conditions of the letter, as soon as practical.

Item 9.01 Financial Statements and Exhibits.

 (d) The following exhibits are filed with this Form 8-K:

The following exhibits are being filed with this Current Report on Form 8-K and are hereby incorporated herein by reference:

Exhibit	Description

99.1	Press release of Multiband Corporation, dated April 1, 2013	Filed Electronically
99.2	Fifth Third Bank Commitment letter dated April 1, 2013	Filed Electronically

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

Multiband Corporation

Date: April 1, 2013	By:	/s/ James L. Mandel
James L. Mandel
Chief Executive Officer

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Exhibit Index

No.	Description	Manner of Filing

99.1	Press release dated April 1, 2013	Filed Electronically

99.2	Fifth Third Bank Commitment letter dated April 1, 2013	Filed Electronically

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